UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 14, 2009

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c)	Appointment of Principal Officers.

On October 14, 2009, Solo Cup Company (the “Company”) announced the appointment of George F. Chappelle, Jr. as executive vice president and chief operating officer effective October 26, 2009. Mr. Chappelle, 48, joins the Company from Sara Lee Corporation (NYSE: SLE), a global consumer goods company, where he served as senior vice president, chief supply chain officer and senior corporate officer since February 2008. Mr. Chappelle also served as senior vice president, chief information officer and senior corporate officer of Sara Lee from June 2005 to February 2008. Prior to his tenure at Sara Lee, Mr. Chappelle spent nearly three years at H.J. Heinz Company (NYSE: HNZ), a global marketer and producer of foods, serving as its vice president, chief information officer and corporate officer from August 2002 to June 2005. Along with his role as chief information officer at H.J. Heinz, Mr. Chappelle served as its vice president of business transformation from March 2003 to June 2005, responsible for oversight of a program designed to revitalize H.J. Heinz’s shareholder value. Mr. Chappelle received his Master of Science, Applied Management from Lesley College in Cambridge, Massachusetts and his Bachelor of Science, Computer Science from Westfield State College in Westfield, Massachusetts.

A copy of the press release announcing this event is attached hereto as Exhibit 99.1.

Item 5.02(e)	Compensatory Arrangements of Certain Officers.

Mr. Chappelle, the Company’s newly appointed executive vice president and chief operating officer, will receive a sign-on bonus of $100,000 and an annual base salary of $450,000. Effective for 2010, Mr. Chappelle will participate in the Company’s Management Incentive Plan (filed as exhibit 10.35 to the Company’s Form 10-Q dated and filed May 15, 2007 with the Securities and Exchange Commission [SEC File No. 333-116843]), and will be entitled to 65% of his base salary based upon the achievement of certain goals relating to the Company’s profitability for the fiscal year to be approved by the Company’s Board of Directors. Mr. Chappelle was also awarded five percent of the award pool in the Company’s Long Term Incentive Plan dated October 1, 2007 (filed as exhibit 10.38 to the Company’s Form 8-K filed with the Securities and Exchange Commission on October 2, 2007 [SEC File No. 333-116843]).

The Company’s Compensation Committee also increased the annual base salary of Robert D. Koney, Jr., the Company’s executive vice president and chief financial officer from $385,000 to $425,000, effective as of October 2, 2009.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished herewith:

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Solo Cup Company dated October 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/S/ ROBERT D. KONEY, JR.
Robert D. Koney, Jr.
Chief Financial Officer

Date: October 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Solo Cup Company dated October 14, 2009.

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